MANAGED PORTFOLIO SERIES

Tortoise Select Income Bond Fund (the “Fund”)
Investor Class – TBNTX
Institutional Class – TBNIX

Supplement dated November 8, 2017 to:

Statement of Additional Information (“SAI”) dated December 28, 2016, as amended

Effective immediately, the Fund’s will no longer post its top ten portfolio holdings on the Fund’s website.  The third paragraph of the Fund’s Portfolio Holdings Information section is deleted in its entirety and replaced with the disclosure below.  Questions regarding this change may be directed to the Fund toll-free at 855-822-3863.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q.  These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

This supplement should be retained with your SAI for future reference.